EXECUTION COPY

SIXTH AMENDMENT

SIXTH AMENDMENT (this "Amendment") dated as of October 1, 1999 to the Assumption Agreement and Amended and Restated Credit Agreement, dated as of November 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TransWestern Publishing Company LLC, a Delaware limited liability company (the "Company"), TWP Capital Corp. II, a Delaware corporation and a wholly owned Subsidiary of the Company ("TWP Capital II"; the Company and TWP Capital II, collectively, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Canadian Imperial Bank of Commerce, New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent") and First Union National Bank, a national banking association, as documentation agent for the Lenders thereunder (in such capacity, the "Documentation Agent" and, together with the Administrative Agent, the "Agents").

W I T N E S S E T H :

WHEREAS, the Company has requested and the Administrative Agent and each Lender have agreed to amend certain provisions of the Credit Agreement in the manner provided below;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms. As used in this Amendment, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. Unless otherwise indicated, all section and subsection references are to the Credit Agreement.

SECTION 2. Amendments. (a) Subsection 3.4(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

"(c) The Revolving Credit Commitments shall automatically be permanently reduced according to the following schedule, commencing on January 1, 2002, by the amount set forth below opposite each such date:

January 1, 2002      $5,250,000
April 1, 2002        $5,250,000
July 1, 2002         $5,250,000
October 1, 2002      $5,250,000

January 1, 2003      $12,250,000
April 1, 2003        $12,250,000
July 1, 2003         $12,250,000
October 1, 2003      $12,250,000

Each such reduction shall be accompanied by prepayment of the Revolving Credit Loans (together with fees and interest accrued thereon to the date of such prepayment and any additional amounts owing under subsection 3.18) to the extent, if any, that the Revolving Credit Loans then outstanding exceed the amount of the Revolving Credit Commitments as so reduced."

(b) Subsection 7.7 of the Credit Agreement is hereby amended by deleting the amount "$3,000,000" appearing in such subsection and substituting in lieu thereof the amount "$4,000,000".

(c) Subsection 7.10(e) of the Credit Agreement is hereby amended by deleting the amount "$100,000" appearing in such subsection and substituting in lieu thereof the amount "$250,000".

(d) Subsection 7.10(f)(i) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

"(i) except for the acquisition by the Company from United Multimedia of directories servicing certain areas in southern California to be consummated by October 31, 1999, the Total Amount Expended in connection with which shall be $16,500,000, the Total Amount Expended in connection with all Permitted Acquisitions shall not exceed in the aggregate in any fiscal year of the Company, $50,000,000, provided that after giving effect to such Permitted Acquisitions, no Default or Event of Default shall have occurred and be continuing."

(e) Schedule 1.1 of the Credit Agreement is hereby amended by deleting such
Schedule in its entirety and substituting in lieu thereof revised Schedule 1.1 attached hereto as Exhibit A.

SECTION 3. Fees. In consideration of the agreement of the Lenders to consent to the amendments contained herein, the Borrowers agree to pay to each Lender which so consents on or prior to October 1, 1999 (by executing and delivering to the Administrative Agent or its counsel this Amendment on or prior to such date), (i) an amendment fee in an amount equal to 0.25% of the aggregate amount of such Lender's Term Loans and Revolving Credit Commitments outstanding on the date hereof and (ii) in the case of each Lender the Revolving Credit Commitment of which is increased hereby, an upfront fee in an amount equal to 0.375% of the increase in such Lender's Revolving Credit Commitment effected hereby; such fees shall be payable on the Amendment Effective Date in immediately available funds to the Administrative Agent on behalf of the applicable Lender.

SECTION 4. Representations and Warranties. After giving effect to this Amendment, each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent have been satisfied or waived:

(a) the Borrowers, each Lender and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment; and TransWestern Holdings L.P. shall have executed and delivered to the Administrative Agent the Acknowledgment and Consent attached hereto;

(b) the Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Sole Member or the Board of Directors (or a duly authorized committee thereof) (as the case may be) of each Borrower authorizing the execution, delivery and performance of this Amendment, certified by the respective Secretary or an Assistant Secretary of each Borrower as of the Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agents and shall state that the resolutions and other actions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

(c) the Administrative Agent shall have received, with a counterpart for each Lender, an executed legal opinion of Kirkland & Ellis, counsel to the Borrowers, which shall be in form and substance satisfactory to the Administrative Agent; and

(d)  the Borrowers shall have paid the fees referred to in Section 3 above.

SECTION 6. Miscellaneous. Except as expressly amended pursuant to Section 2 above, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The Company agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Administrative Agent. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

TRANSWESTERN PUBLISHING COMPANY LLC
By: /s/ Joan M. Fiorito
Title: Vice President - CFO

TWP CAPITAL CORP. II
By: /s/ Joan M. Fiorito
Title: Vice President - CFO

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as Administrative Agent
By: /s/ Tefta Ghilaga
Title: Executive Director

CIBC INC., as a Lender
By: /s/ Tefta Ghilaga
Title: Executive Director

FIRST UNION NATIONAL BANK, as Documentation Agent and as a Lender
By: /s/ Mark Misenheimer
Title: Director

BANK OF HAWAII
By: /s/ James C. Polk
Title: Vice President

BANKBOSTON, N.A.
By: /s/ Jennifer R. Buras
Title: Director

BANKERS TRUST COMPANY
By: /s/ Jim Reilly
Title: Vice President

FLEET NATIONAL BANK
By: /s/ Garret Komjathy
Title: Vice President

ARCHIMEDES FUNDING, L.L.C.
By:	ING Capital Advisors, Inc.,
as Collateral Manager
By: /s/ Michael D. Hatley
Title: Managing Director

KZH CRESCENT LLC
By: /s/ Peter Chin
Title: Authorized Agent

KZH CRESCENT-3 LLC
By: /s/ Peter Chin
Title: Authorized Agent

CRESCENT/MACH I PARTNERS, L.P.
By: /s/ Jonathan Insull
Title: Vice President

VAN KAMPEN
PRIME RATE INCOME TRUST
By: /s/ Darvin D. Pierce
Title: Vice President

VAN KAMPEN
SENIOR FLOATING RATE FUND
By: /s/ Darvin D. Pierce
Title: Vice President

ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C.
By:  Alliance Investment Opportunities Management, L.L.C., as Managing Member
By:  Alliance Capital Management L.P., as Managing Member
By:  Alliance Capital Management Corporation, as General Partner
By: /s/ Kenneth G. Ostmann
Title: Vice President

MONUMENT CAPITAL, LTD.
By: /s/ Kenneth G. Ostmann
Title: Vice President

Exhibit A to Sixth Amendment

Schedule 1.1 to
the Credit Agreement
(as of October 1, 1999)

Bank/Address for Notices	Revolving Credit Commitment	Term Loans	Total Commitment/Loans
-------------------------------------------------------------------------------------------------
CIBC Inc.                             $24,000,000.00	      $7,245,421.27	    $31,245,421.27
425 Lexington Avenue
New York, New York 10017
Attn: Tefta Ghilaga
Fax: (212) 856-3558

with a copy to:

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, New York 10017
Attn: Agency Services
Fax: (212) 856-3763
-------------------------------------------------------------------------------------------------
First Union National Bank             $18,000,000.00        $7,783,882.34        $25,783,882.34
One First Union Center
301 S. College Street, DC-5
Charlotte, North Carolina 28288-0735
Attn: Mark Misenheimer
Fax: (704) 374-4092
-------------------------------------------------------------------------------------------------
Bank of Boston                       $11,500,000.00         $6,227,105.89       $17,727,105.89
100 Federal Street
Boston, MA  02110
Attn:  Sherry Hawkins
Fax:  (617) 434-3401

Fleet National Bank                   $5,500,000.00          $3,891.941.17	      $9,391,941.17
1185 Ave. of the Americas
17th Floor
New York, NY  10036
Attn:  Garret Komjathy
Fax:  (212) 819-6202

Bank of Hawaii                        $5,500,000.00          $3,891,941.17       $9,391,941.17
130 Merchant Street
20th Floor Honalulu, HI  93813
Attn:  James Polk
Fax:  (808) 537-8301

Deutsche Bank                         $5,500,000.00	                  ---	      $5,500,000.00
(Bankers Trust Co.)
One Bankers Trust Plaza
34th Floor
New York, NY  10006
Attn:  Jim Reilly
Fax:  (212) 250-7218

ING Bank (US) Capital Corp.                     ---         $6,227,105.89        $6,227,105.89
Archimedes Funding, LLC
333 S. Grand Avenue
Suite 4250
Los Angeles, CA  90071
Attn:  Jonathan David
Fax:  (213) 346-3995

Van Kampen                                      ---         $6,227,105.89        $6,227,105.89
Prime Rate Income Trust
One Parkview Plaza
Oakbrook Terrace, IL  60181
Attn:  Jeff Miallet
Fax:  (630) 684-6777

Van Kampen                                      ---         $4,162,831.30       $4,162,831.30
Senior Floating Rate Fund
One Parkview Plaza
Oakbrook Terrace, IL  60181
Attn:  Jeff Miallet
Fax:  (630) 684-6777

Cresent/Mach Partners, L.P. TCW                 ---         $3,113,552.94       $3,113,552.94
200 Park Avenue
Suite 2200
New York, NY  10166
Attn:  Jonathan Insull
Fax:  (212) 771-4159

KZH Crescent  - 3 LLC
c/o Chase Manhattan Bank                        ---        $6,227,105.89        $6,227,105.89
450 West 33rd Street
15th Floor
New York, NY  10166
Attn:  Virginia Conway
Fax:  (212) 946-7776

KZH Crescent LLC
c/o Chase Manhattan Bank                       ---        $3,113,552.94        $3,113,552.94
450 West 33rd Street
15th Floor
New York, NY  10166
Attn:  Virginia Conway
Fax:  (212) 946-7776

Alliance Investment Opportunities LLC           ---       $3,891,941.17	     $3,891,941.17
1345 Ave. of the Americas
New York, NY  10105
Attn:  Joel Serebransky
Fax:  (212) 969-1466

Monument Capital, Ltd.                          ---       $4,159,512.14         $4,159,512.14
c/o Alliance Capital Mgmt., L.P.
1345 Ave. of the Americas
New York, NY  10105
Attn:  Scott Van Den Bosch
Fax:  (212) 969-6815


TOTAL                                 $70,000,000.00	     $66,163,000.00       $136,163,000.00


ACKNOWLEDGMENT AND CONSENT

The undersigned as Pledgor under the Pledge Agreement, dated as of November 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by the undersigned in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the pledge and grants of collateral security contained in such Pledge Agreement are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement.

TRANSWESTERN HOLDINGS L.P.
By:  TransWestern Communications Company, 	Inc., its General Partner
By: /s/ Joan M. Fiorito
Title: Vice President - CFO